SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Wellesley Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

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April 13, 2015

Dear Shareholder:

You are invited to attend the annual meeting of shareholders of Wellesley Bancorp, Inc. (the “Company”).  The meeting will be held at The Wellesley College Club, 727 Washington Street, Wellesley, Massachusetts on May 20, 2015 at 10:30 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  Directors and officers of the Company, as well as representatives of Wolf & Company, P.C., the Company’s independent registered public accounting firm, will be present to respond to questions from shareholders.

It is important that your shares are represented at the meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to vote via the internet or telephone or by returning a completed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Thomas J. Fontaine
Thomas J. Fontaine
President and Chief Executive Officer

IMPORTANT:  Whether or not you plan on attending the annual meeting, please vote via the internet or telephone or by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope or, if you hold your shares in street name, please instruct your broker, bank or other nominee how to vote your shares.

WELLESLEY BANCORP, INC.
40 Central Street
Wellesley, Massachusetts 02482
(781) 235-2550

____________________

NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS
____________________

TIME AND DATE	10:30 a.m., local time, on May 20, 2015

PLACE	The Wellesley College Club
727 Washington Street
Wellesley, Massachusetts

ITEMS OF BUSINESS	(1) The election of three directors for a term of three years;

(2) An advisory vote to approve the compensation of the named executive officers as disclosed in the proxy statement;

(3) The ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

(4) The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a shareholder at the close of business on March 31, 2015.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the internet, by telephone or by completing and returning the proxy card or voting instruction card sent to you. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

/s/ Eloise C. Thibault
Eloise C. Thibault
Corporate Secretary

Wellesley, Massachusetts
April 13, 2015

WELLESLEY BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Wellesley Bancorp, Inc. for the 2015 annual meeting of shareholders and for any adjournment or postponement of the meeting.  In this proxy statement, we may also refer to Wellesley Bancorp, Inc. as “Wellesley Bancorp,” the “Company,” “we,” “our” or “us.”

Wellesley Bancorp, Inc. is the holding company for Wellesley Bank.  In this proxy statement, we may also refer to Wellesley Bank as the “Bank.”

We are holding the 2015 annual meeting of shareholders at The Wellesley College Club, 727 Washington Street, Wellesley, Massachusetts on May 20, 2015 at 10:30 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about April 13, 2015.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON MAY 20, 2015

This proxy statement, including the notice of the 2015 annual meeting of shareholders, and the Company’s 2014 annual report are available at http://www.edocumentview.com/WEBK.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Wellesley Bancorp common stock that you owned as of the close of business on March 31, 2015.  As of the close of business on March 31, 2015, 2,459,138 Wellesley Bancorp shares of common stock were outstanding.  Each share of common stock has one vote.

The Company’s articles of incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of Wellesley Bancorp in one or more of the following ways:

●	Directly in your name as the shareholder of record;

●	Indirectly through a broker, bank or other holder of record in “street name”; or

●	Indirectly through: (1) the Wellesley Bancorp, Inc. Stock Fund in the Wellesley Bank Employee 401(k) Plan (the “401(k) Plan”); and/or (2) the Wellesley Bank Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you.  As the holder of record, you have the right to submit your proxy directly to us, or to vote in person at the meeting.  You must bring photo identification to be admitted to the meeting and to vote your shares in person.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the internet.  Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.  If you hold your shares in street name, you will need photo identification and proof of ownership of your shares to be admitted to the meeting.  A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares of Wellesley Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

For information on your voting rights as a participant under the Bank and Company benefit plans, see “Participants in the ESOP or the 401(k) Plan.”

Quorum and Votes Required

Quorum.  We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.  If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted to determine the existence of a quorum.

Votes Required for Proposals. At this year’s annual meeting, shareholders will elect three directors to each serve a term of three years.  In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the nominees receiving the greatest number of votes will be elected.  In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In the advisory vote to approve the compensation of the named executive officers and on the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2015, you may vote in favor of the proposal, vote against the proposal or abstain from voting.  The affirmative vote of a majority of the votes cast at the annual meeting is required to approve each of these proposals.  In counting votes on these, abstentions and broker non-votes will have no effect on the outcome of the proposals.

Effect of Not Casting Your Vote.  If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors or on the advisory vote regarding the compensation of our named executive officers (Items 1 and 2 of this Proxy Statement).  Current regulations restrict the ability of your bank or broker to vote your uninstructed shares on these matters on a discretionary basis.  Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote on this matter, no votes will be cast on your behalf.  These are referred to as broker non-votes.  Your bank or broker does, however, have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 3 of this Proxy Statement).

Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card.  All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.  The Board of Directors recommends that you vote:

●	“FOR” the election of each of the nominees for director;

●	“FOR” the approval of the compensation of the named executive officers; and

●	“FOR” the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies.  If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided you have not revoked your proxy.  The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting.  To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later-dated and properly executed proxy, or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Instead of voting by mailing a proxy card, registered shareholders can vote their shares of Company common stock via the internet or by telephone.  The internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to cast their vote and confirm that their vote has been recorded properly.  Specific instructions for internet and telephone voting are set forth on the proxy card.  The deadline for voting via the internet or by telephone is 12:00 a.m., local time, on May 20, 2015.

Participants in the ESOP or the 401(k) Plan

If you participate in the ESOP or if you invest in Company common stock through the 401(k) Plan, you will receive a voting instruction form for each plan in which you participate that reflects all shares you may direct the trustee to vote on your behalf under such plan.  Under the terms of the ESOP, all allocated shares of Company common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants.  The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which it does not receive timely voting instructions in a manner calculated to most accurately reflect the instructions the ESOP trustee receives from participants regarding the shares of common stock deemed allocated to their accounts, subject to the exercise of the trustee’s fiduciary duties.  Under the terms of the 401(k) Plan, a participant may direct the stock fund trustee how to vote the shares credited to his or her account.  The stock fund trustee will vote all shares for which timely voting instructions are not received in the same proportion as shares for which the trustees received voting instructions.  The deadline for returning your voting instruction form is May 13, 2015.

CORPORATE GOVERNANCE

Director Independence

All of our directors are independent under the current listing standards of the NASDAQ Stock Market, except Thomas J. Fontaine, who serves as Chairman of the Board, Chief Executive Officer and President of Wellesley Bancorp and Wellesley Bank, and Edwin G. Silver, the former President and Chief Executive Officer. In determining the independence of directors, the Board of Directors considered the transactions disclosed under “Transactions with Related Persons” in this Proxy Statement, and the following transactions, relationships and arrangements, which the Board determined, in each case, did not interfere with their exercise of independent judgment in carrying out their responsibilities as a director:  loans and lines of credit in amounts less than $120,000 with Directors Fontaine and Silver.

Board Leadership Structure and Board’s Role in Risk Oversight

The Company’s Board of Directors endorses the view that one of its primary functions is to protect shareholders’ interests by providing independent oversight of management, including the Chief Executive Officer.  However, the Board does not believe that mandating a particular structure, such as designating an independent lead director or having a separate Chairman and Chief Executive Officer is necessary to achieve effective oversight.  The Board of Directors is currently comprised of nine directors, seven of whom are independent directors under the listing standards of the NASDAQ Stock Market.  The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director and does not vote on any related party transactions.  All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the shareholders.  Accordingly, separating the offices of Chairman and Chief Executive Officer would not serve to enhance or diminish the fiduciary duties of any director of Wellesley Bancorp.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk.  Management is responsible for the day-to-day management of risks Wellesley Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters.  The Chairman of the Board and independent directors work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

The following table identifies our standing committees and their members.  All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market, Inc.  Each committee operates under a written charter that is approved by the Board of Directors and that governs its composition, responsibilities and operation.  Each committee reviews and reassesses the adequacy of its charter at least annually.  The charters of all three committees are available in the Investor Relations section of our website (www.wellesleybank.com).

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Thomas J. Fontaine
Nancy Marden Goodall	X		X
C. Joseph Grignaffini		X	X*
Hugh J. Kelley	X		X
Theodore F. Parker		X*
Leslie B. Shea.	X	X
Edwin G. Silver
Robert L. Skolnick	X*	X
Tina L. Wang	X		X

Number of Meetings in 2014	12	4	2
________________________________________________________
* Denotes Chairperson

Audit Committee.  The Audit Committee is responsible for providing oversight relating to our consolidated financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board.  The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence.  While the Board recognizes that no individual Board member meets the qualifications required of an “audit committee financial expert,” the Board believes that the appointment of a new director to the Board and to the Audit Committee at this time is not necessary as the level of financial knowledge and experience of the current members of the Audit Committee, including the ability to read and understand fundamental financial statements, is cumulatively sufficient to discharge adequately the Audit Committee’s responsibilities.  The Audit Committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

Compensation Committee.  The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s and Bank’s senior management and conducts the performance review of the President and Chief Executive Officer.  The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters.  Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.  The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee.

Minimum Qualifications for Director Nominees.  The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.  A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation and a requirement that the candidate not have been subject to certain criminal or regulatory actions.  A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

●	contributions to the range of talent, skill and expertise of the Board of Directors;

●
financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

●	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

●	personal and professional integrity, honesty and reputation;

●	the ability to represent the best interests of the shareholders of the Company and the best interests of the institution;

●	the ability to devote sufficient time and energy to the performance of his or her duties; and

●	independence as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

The Nominating and Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he or she serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank.  The Nominating and Corporate Governance Committee will also consider director candidates recommended by shareholders according to the policy and procedures set forth below.  The Nominating and Corporate Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above.  If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Considerations of Recommendations by Shareholders. The policy of the Nominating and Corporate Governance Committee is to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors.  The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors.  To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.           The name of the person recommended as a director candidate;

2.
All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
As to the shareholder making the recommendation, the name and address of such shareholder as they appear on the Company’s books; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

During 2014, the Board of Directors of the Company held 9 meetings, and the Board of Directors of the Bank held 12 meetings.  No director attended fewer than 75% of the total meetings of the Company’s or the Bank’s Board of Directors and the respective committees on which such director served during 2014.

Director Attendance at the Annual Meeting of Shareholders

The Board of Directors encourages each director to attend the Company’s annual meeting of shareholders.  All of our directors attended the Company’s annual meeting of shareholders in 2014.

Code of Ethics and Business Conduct

The Company has adopted a code of ethics and business conduct which applies to all of the Company’s and the Bank’s directors, officers and employees.  A copy of the code of ethics and business conduct is available to shareholders in the Investor Relations portion of our website (www.wellesleybank.com).

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.  The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by the Public Company Accounting Oversight Board, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management.  In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their audit, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of the Company’s consolidated financial statements to accounting principles generally accepted in the United States of America.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board, or that the Company’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors of
Wellesley Bancorp, Inc.

Robert L. Skolnick, Chairperson
Nancy Marden Goodall
Hugh J. Kelley
Leslie B. Shea
Tina L. Wang

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as directors, and who were not also named executive officers, of the Company during 2014.

	Fees Earned or	Stock	Option	All Other
	Paid in Cash	Awards(1)	Awards(2)	Compensation	Total
C. Joseph Grignaffini	$23,321	$-	$-	$1,771	$25,092
Hugh J. Kelley	23,986	-	-	1,771	25,757
Nancy Marden Goodall	23,986	-	-	2,896	26,882
Theodore F. Parker	25,509	-	-	1,771	27,280
Leslie B. Shea.	23,986	-	-	2,896	26,882
Edwin G. Silver	23,986	-	-	5,372	29,358
Robert L. Skolnick	25,986	-	-	1,771	27,757
Tina L. Wang	23,334	-	-	1,771	25,105

(1)	At December 31, 2014, the aggregate number of unvested shares of restricted stock held by each director listed was 2,166 shares.
(2)	At December 31, 2014, the aggregate number of stock options held by each director listed was 9,027.

Cash Retainer and Meeting Fees for Non-Employee Directors

The following table sets forth the applicable fees that were paid to our non-employee directors for their service on the Board of Directors of the Company and the Bank during the fiscal year ended December 31, 2014.

Annual fee for Company Board Members	$3,780
Annual fee for Bank Clerk of the Board	8,604
Annual fee for Bank Board Members	7,828
Monthly board meeting fee for the Clerk of the Bank board	718
Monthly board meeting fee for all other Bank board members	655
Annual committee meeting fee for all directors	4,515

STOCK OWNERSHIP

The following table provides information as of March 31, 2015 about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock.  A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.  Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding (1)

Ithan Creek Master Investors (Cayman) L.P. Wellington Hedge Management, LLC c/o Wellington Management Company, LLP 280 Congress Street Boston, Massachusetts 02210	193,801 (2)	7.88%

Wellesley Bank Employee Stock Ownership Plan 40 Central Street Wellesley, Massachusetts 02482	191,672 (3)	7.79%

Wellesley Bank Charitable Foundation 40 Central Street Wellesley, Massachusetts 02482	149,977 (4)	6.10%
______________________________________________
(1)	Based on 2,459,138 shares of the Company’s common stock outstanding and entitled to vote as of March 31, 2015.
(2)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2014.  Each of Ithan Creek Master Investors (Cayman) L.P. and Wellington Hedge Management, LLC are deemed to be beneficial owners of 193,801 shares.  According to the filing, Ithan Creek Master Investors (Cayman) L.P. and Wellington Hedge Management, LLC have shared voting and dispositive power with respect to these shares.

(3)
Based on a schedule 13G/A filed with the Securities and Exchange Commission on February 16, 2015.  Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants’ instructions and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees’ best judgment.  As of December 31, 2014, 37,614 shares had been allocated to participants.

(4)
Based on a Schedule 13G/A filed with the U.S. Securities and Exchange Commission on February 11, 2015 and additional information provided by Wellesley Bank Charitable Foundation.  Pursuant to Wellesley Bank Charitable Foundation’s Articles of Organization, the shares must be voted in the same ratio as all other shares of common stock voted on every proposal considered by shareholders of the Company.

The following table provides information as of March 31, 2015 about the shares of Company common stock that may be considered to be owned by each director, nominee for director, executive officer named in the Summary Compensation Table and by all directors, nominees for director and executive officers of the Company as a group.  A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.  Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown and none of the named individuals has pledged his or her shares.

Name	Number of Shares Owned (excluding options) (1)		Number of Shares That May be Acquired Within 60 days by Exercising Options	Percent of Shares of Common Stock Outstanding
Directors:
Thomas J. Fontaine	55,918	(2)	24,072	3.22%
Nancy Marden Goodall	38,611	(3)	3,610	1.71
C. Joseph Grignaffini	23,611	(4)	3,610	1.11
Hugh J. Kelley	23,611		3,610	1.11
Theodore F. Parker	23,611		3,610	1.11
Leslie B. Shea	38,611	(5)	3,610	1.71
Edwin G. Silver	23,799		3,610	1.11
Robert L. Skolnick	23,611		3,610	1.11
Tina L. Wang	23,611		3,610	1.11

Executive Officers Who Are Not Directors:
Gary P. Culyer	19,722		–	*
Ralph L. Letner	5,395		–	*

All Directors and Executive Officers as a Group (12 persons)	323,605		56,152	15.10
_____________________________________________
*	Represents less than 1% of the Company’s outstanding shares.
(1)	For each non-executive director, amounts include 2,166 unvested shares of restricted stock. In addition, for each executive officer listed, amounts include the following:

Name	Unvested Shares of Restricted Stock Awards	Shares Allocated under the Wellesley Bank ESOP	Shares Held in Trust in the Wellesley Bank 401(k) Plan

Thomas J. Fontaine	14,444	3,025	22,722
Gary P. Culyer	2,400	1,788	3,733
Ralph L. Letner	5,000	–	395

Individuals have voting but not investment power with respect to shares of restricted stock and shares allocated under the ESOP.  Individuals have investment and voting power with respect to shares credited under the 401(k) Plan.

(2)	Includes 4,500 and 3,500 shares held as a trustee for two trusts and 100 shares held as custodian for children.
(3)	Includes 12,500 and 12,500 shares held as trustee of two trusts.
(4)	Includes 20,000 shares held as trustee of family trust.
(5)	Includes 2,500, 5,000 and 7,500 shares held as trustee of three trusts.

ITEMS OF BUSINESS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors consists of nine members.  The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year.  Three directors will be elected at the annual meeting to serve for a three-year term or until their respective successors have been elected and qualified.  The nominees for election are C. Joseph Grignaffini, Hugh J. Kelley and Tina L. Wang.  All of the nominees are currently directors of the Company and the Bank.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees.  If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors.  Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors.  At this time, we know of no reason why any nominee might be unable to serve.

The Board of Directors recommends that shareholders vote “FOR” the election of all of the Board nominees.

Information regarding the Board’s nominees and the directors continuing in office is provided below.  Unless otherwise stated, each person has held his or her current occupation for the last five years.  Ages presented are as of December 31, 2014.  The starting year of service as director relates to service on the Board of Directors of the Bank.

Board Nominees for Terms Ending in 2018

C. Joseph Grignaffini is a licensed builder and the President and Treasurer of L. Grignaffini & Sons.  Mr. Grignaffini also owns and manages commercial property.  Age 79.  Director since 1993.

Mr. Grignaffini’s background offers the Board of Directors substantial construction and development experience, specifically within the region in which the Company conducts its business, and provides the Board of Directors with valuable insight regarding the local business and consumer environment.  In addition, Mr. Grignaffini’s background provides the Board of Directors with critical experience in certain real estate matters, which are essential to the business of the Company.

Hugh J. Kelley is a real estate appraiser in Wellesley, Massachusetts.  Mr. Kelley conducts appraisals of residential real estate for relocation, estate, mortgages, and other purposes.  Age 67.  Director since 1989.

Mr. Kelley’s background provides the Board of Directors with critical experience in certain real estate matters, specifically within the region in which the Company conducts its business, and provides the Board of Directors with valuable insight regarding the local business environment.

Tina L. Wang is an owner of the dental practice of Drs. Thiel, Wang & Associates, Inc.  Ms. Wang also serves on the Metropolitan District Dental Society’s peer review committee.  Age 54.  Director since 2009.

Ms. Wang has strong ties to the community through her dental practice, and provides the Board of Directors with opportunities to continue to serve the local community. She also is a strong advocate of the Company through her civic and community involvement.

Directors Continuing in Office

The following directors have terms ending in 2016:

Theodore F. Parker is the Clerk of Wellesley Bank and a real estate consultant and commercial property owner in Wellesley and the surrounding communities.  Age 72.  Director since 1989.

Mr. Parker’s extensive experience in the real estate industry and involvement in business and civic organizations in the communities in which the Company serves affords the Board of Directors with valuable insight regarding the business and operations of the Company.

Leslie B. Shea is a sole practitioner attorney doing business as Wilder & Shea.  Age 69.  Director since 2003.

As a practicing attorney, Mr. Shea provides the Board of Directors with important knowledge and insight necessary to assess the legal issues inherent to the business of the Company.  In addition, Mr. Shea has strong ties to the community and provides the Board of Directors with opportunities to continue to serve the local community.

Robert L. Skolnick is the former Treasurer of E.A. Davis & Company, Inc., a retail department store located in Wellesley, Massachusetts.  Age 73.  Director since 1998.

Mr. Skolnick’s background offers the Board of Directors substantial small company management experience, specifically within the region in which the Company conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment.  In addition, Mr. Skolnick offers the Board significant business experience from a setting outside of the financial services industry.

The following directors have terms ending in 2017:

Thomas J. Fontaine has served as the President, Chief Executive Officer and Chairman of the Board of Wellesley Bank since November 2009.  Mr. Fontaine previously served as President of Wellesley Bank from April 2006 to November 2009 and as Executive Vice President prior to April 2006.  Age 51.  Director since 2006.

Mr. Fontaine’s extensive knowledge of the Company’s operations, along with his former experience in the local banking industry and involvement in business and civic organizations in the communities that we serve, affords the Board of Directors with valuable insight regarding the business and operations of the Company.  Mr. Fontaine’s knowledge of our business, combined with his success and strategic vision, position him well to continue to serve as our President, Chief Executive Officer and Chairman.

Nancy Marden Goodall is Vice President and Treasurer of Captain Marden’s Seafood, a wholesale seafood supplier, seafood store and restaurant based out of Wellesley, Massachusetts.  Age 54.  Director since 2011.

Ms. Goodall’s strong ties to the community provide the Board of Directors with valuable insight regarding the local business and consumer environment. She also is a strong advocate of the Company through her civic and community involvement.

Edwin G. Silver served as Chief Executive Officer and Chairman of the Board of Wellesley Bank from January 2006 until his retirement in November 2009.  From April 2001 until January 2006, Mr. Silver also served as President of Wellesley Bank, in addition to his duties as Chief Executive Officer and Chairman.  Age 69.  Director since 2000.

Mr. Silver’s extensive knowledge of the Company’s operations, along with his experience in the local banking industry and involvement in business and civic organizations in the communities that we serve, affords the Board of Directors with valuable insight regarding the business and operations of the Company.  In addition, Mr. Silver’s background provides the Board of Directors with critical experience in certain banking industry matters, which are essential to the business of the Company.

Item 2 — Advisory Vote on Executive Compensation

As required by federal securities laws, the Board of Directors is providing our shareholders with an opportunity to provide a non-binding advisory vote, on the compensation of our named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides shareholders with the opportunity to endorse or not endorse the following resolution:

“Resolved, that the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement is hereby approved.”

Because the vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of the named executive officers.

Item 3 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Wolf & Company, P.C. to serve as the Company’s independent registered public accounting firm for the 2015 fiscal year, subject to ratification by shareholders.  A representative of Wolf & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he/she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares cast at the annual meeting, the Audit Committee of the Board of Directors may consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the 2015 fiscal year.

Audit Fees. The following table sets forth the fees billed for services provided to the Company and the Bank by Wolf & Company, P.C. for the fiscal years ended December 31, 2014 and 2013.

	2014	2013
Audit fees (1)	$129,600	$124,400
Audit related fees	—	—
Tax fees (2)	20,300	18,500
___________________
(1)
Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in its Annual Reports on Form 10-K.  The amount also includes fees related to the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, as well as services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)	Tax fees consist of fees for tax compliance services, including tax planning and advice and preparation of tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation.  In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm.  This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.  During the year ended December 31, 2014, all services were approved in advance by the Audit Committee in compliance with these procedures.

EXECUTIVE COMPENSATION
Summary Compensation Table

The following information is furnished for the principal executive officer and the next two highly compensated executive officers of the Company whose total compensation for the year ended December 31, 2014 exceeded $100,000.  These individuals are referred to in this proxy statement as “named executive officers.”

Name and				Stock	Option	All Other
Principal Position	Year	Salary	Bonus	Awards (1)	Awards (2)	Compensation (3)	Total
Thomas J. Fontaine	2014	$302,596	$64,578	$–	$–	$101,389	$468,563
President and Chief Executive Officer	2013	285,750	70,769	–	–	108,420	464,939
Gary P. Culyer	2014	166,090	21,294	–	–	34,414	221,798
Chief Financial Officer and Treasurer	2013	157,513	22,173	–	–	33,038	212,724
Ralph L. Letner (4)	2014	137,187	54,217	95,000	46,100	13,670	346,174
Chief Lending Officer
________________________________
(1)
These amounts reflect the aggregate grant date fair value for outstanding restricted stock awards, computed in accordance with FASB ASC Topic 718, based on Wellesley Bancorp’s stock price as of the date of grant, which was $19.00.

(2)
These amounts reflect the aggregate grant date fair value for outstanding stock option awards granted, computed in accordance with FASB ASC Topic 718, based on a value of $4.61 per option.  For information on the assumptions used to compute the fair value, see note 15 to the consolidated financial statements. The actual value, if any, realized by an executive officer from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised. Accordingly, the value realized by an executive officer may not be at or near the value estimated above.

(3)	Details of the amounts reported in the “All Other Compensation” column for 2014 are provided in the table below.

	Mr. Fontaine		Mr. Culyer		Mr. Letner
Employer matching contributions to 401(k) Plan	$26,319		$19,866		$13,545
Fair market value of allocations under the ESOP	19,643		14,308		–
Dividends paid on unvested restricted stock awards	1,324		220		125
Supplemental Executive Retirement Plan contribution	26,967		–		–
Perquisites	27,136	(a)	–	(b)	–	(b)

(a)	Consists of automobile costs and premiums paid on long-term healthcare, long-term disability insurance, group term life insurance and bank-owned life insurance.
(b)	Excludes perquisites, which did not exceed $10,000.

(4)	Mr. Letner joined the Company on May 21, 2014.

Employment Agreements and Severance Arrangements

Employment Agreement.  Wellesley Bancorp and Wellesley Bank maintain an employment agreement with Mr. Fontaine.  The term of the agreement runs for three years from the effective date of the agreement and automatically renews daily so that each day the term again becomes three years, unless either party provides notice to the other party of its intention for the term of the agreement not to renew.  The employment agreement establishes a base salary and certain levels of incentive compensation and bonuses for Mr. Fontaine and provides for his participation in certain benefits arrangements.  The agreement also provides for certain perquisites to be provided to him, including the use of a Wellesley Bank-owned automobile, to which we will transfer title to Mr. Fontaine, plus an amount to make him whole for any taxes due as a result of the transfer, upon his retirement or other termination of employment (other than if we terminate his employment for cause).

Under the employment agreement, we may terminate Mr. Fontaine’s employment for “cause” at any time in accordance with the terms of the agreement.  If we terminate Mr. Fontaine’s employment for cause, we will have no further financial obligation to him except for the payment of any amounts that he has earned but that have not been paid as of the effective date of his termination and benefits accrued under certain employee benefit plans.  We may also terminate Mr. Fontaine’s employment for any other reason that does not constitute cause upon 60-days’ notice.  Mr. Fontaine may terminate his employment with us for “good reason” in accordance with the terms of the agreement.  The term “good reason” includes (1) a material diminution in duties and responsibilities, (2) a material diminution in his base salary and (3) a change in reporting responsibilities.  In addition, Mr. Fontaine may terminate his employment within the period beginning three months prior to and ending 12 months after a change in control.  If we terminate Mr. Fontaine for reasons that do not constitute cause or if Mr. Fontaine voluntarily terminates employment with good reason or in connection with a change in control, then we will pay him a lump sum amount equal to the product of his average monthly compensation by the number of months remaining during the unexpired term of the agreement or, if greater, 12.  For purposes of the employment agreement, “average monthly compensation” equals the monthly average of Mr. Fontaine’s three highest years of compensation, as reported on Form W-2.  We may reduce change in control related payments to Mr. Fontaine to eliminate the imposition of excise taxes on those payments, unless the payments less the excise taxes would be greater than the reduced payments.  In addition, we will pay him the cost of obtaining health insurance through COBRA for the unexpired term of the agreement or, if greater, 12 months.  The employment agreement provides for certain post-employment obligations with respect to Mr. Fontaine’s ability to compete with Wellesley Bank and to solicit customers and employees of Wellesley Bank if we terminate his employment other than for cause or he terminates his employment for good reason or in connection with a change in control.

Employee Severance Compensation Plans.  Wellesley Bank maintains a severance compensation agreement with Mr. Letner that provides him with a severance benefit of 24 months base salary if he is dismissed without cause or dismissed or demoted within 12 months of the effective date of a change in control, as defined in the Wellesley Bank Employee Severance Compensation Plan.  In addition, the Bank would continue to pay the Bank’s share of health insurance premiums in accordance with the Bank’s then existing health insurance plan.

Wellesley Bank also sponsors a severance compensation plan that provides eligible employees with a severance benefit if their employment with the Bank terminates in connection with a change in control.  An eligible employee with a position of vice president or higher who becomes entitled to severance benefits in accordance with the terms of the plan will receive a payment equal to one year’s base pay.  Mr. Fontaine is not eligible for benefits under the plan since he is party to a separate employment agreement.  Mr. Letner, Mr. Culyer and Ms. Eloise C. Thibault, Corporate Secretary, would be eligible for benefits under the severance plan.  Mr. Letner’s severance compensation plan is governed by and subject to the terms of the Bank’s severance compensation plan except to the extent of a conflict with his individual agreement, in which case his agreement will control to the extent necessary to eliminate the conflict.

Pension and Nonqualified Retirement Benefits

Pension Plan.  Wellesley Bank sponsored a tax-qualified defined benefit pension plan for its employees.  The accrual of benefits was frozen and the plan was fully funded as of November 1, 2011, with all of the benefit obligations under the plan transferred to CBERA, the plan administrator.  Mr. Fontaine and Ms. Thibault participate in the plan.  Benefits under the plan are computed on the basis of compensation and years of service.

Employee Stock Ownership Plan.  Wellesley Bank sponsors an employee stock ownership plan (the “ESOP”) for the benefit of eligible employees who have attained age 21 and are credited with a year of service.  Contributions to the ESOP and shares released from the suspense account as any loans used by the plan to acquire stock are repaid are allocated annually among plan participants based on each participant’s relative compensation.  Participants become fully vested in their accounts under the ESOP after six years of credited service.

Salary Continuation Agreement.  Wellesley Bank has entered into a salary continuation agreement with Mr. Fontaine.  Under the salary continuation agreement, upon separating from service on or after reaching age 65, we will pay Mr. Fontaine a lump sum benefit equivalent to a 15-year annual benefit equal to 75% of his highest earnings (as defined in the agreement), less our portion of social security benefits, pension plan benefits and our matching contributions under our 401(k) plan.  If Mr. Fontaine separates from service or dies before receiving benefits under the agreement, we will pay him or his beneficiary a lump sum benefit equal to his accrued liability retirement account under the agreement.  We will pay the lump sum benefit to his beneficiary within 60 days of his death or the early retirement benefit to Mr. Fontaine no later than the first day of the second month following his separation from service (subject to certain possible restrictions under the federal tax code).  Mr. Fontaine is 100% vested in his benefits under the salary continuation agreement.  Under the agreement, the accrued liability account for Mr. Fontaine generally reflects the amount of the liability of the supplemental benefit accrued by the Bank for financial statement purposes.  Upon a change in control, Mr. Fontaine will become entitled to the benefit to which he would have otherwise become entitled at his normal retirement age of 65 (regardless of his actual age).  We will pay the change in control benefit in a single lump sum payment on the first day of the month following the month in which Mr. Fontaine attains age 65.

Supplemental Executive Retirement Plan.  We sponsor a supplemental executive retirement plan (“SERP”) to provide participating executives with benefits otherwise limited under the employee stock ownership plan and/or 401(k) plan due to limitations under the Internal Revenue Code or the terms of the employee stock ownership plan loan. Specifically, the plan provides benefits to eligible individuals that we cannot provide under the employee stock ownership plan and/or 401(k) plan as a result of these limitations, but that we would have provided under those plans but for these limitations.  In addition to providing for benefits lost under the tax-qualified plans as a result of limitations imposed by the Internal Revenue Code, the SERP also provides supplemental benefits to designated individuals upon a change of control before the complete scheduled repayment of the employee stock ownership plan loan.  Generally, upon a change in control, the SERP provides the participant with a benefit equal to the benefit the individual would have received under the employee stock ownership plan had he remained employed throughout the term of the loan less the benefits actually provided under the employee stock ownership plan on behalf of the participant.  At this time, only Mr. Fontaine participates in the SERP.

OUTSTANDING EQUITY AWARDS

The following table provides information concerning unexercised options and stock awards outstanding as of December 31, 2014 that have not vested for each named executive officer.

		Option Awards (1)				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested (3)

Thomas J. Fontaine	10/01/2012	24,072	36,107	$15.35	10/01/22	—	—
	10/01/2012	—	—	—	—	14,444	$277,180

Gary P. Culyer	10/01/2012	—	4,800	15.35	10/01/22	—	—
	10/01/2012	—	—	—	—	2,400	46,056

Ralph L. Letner	10/01/2014	—	10,000	19.00	10/01/24	—	—
	10/01/2014	—	—	—	—	5,000	95,950

(1)	Initial options granted for Mr. Fontaine and Mr. Culyer vest in five approximately equal installments commencing on October 1, 2013. Options granted to Mr. Letner vest in five approximately equal installments commencing on October 1, 2015.
(2)	Remaining shares for Mr. Fontaine and Mr. Culyer vest in three approximately equal installments commencing on October 1, 2015. Shares awarded to Mr. Letner vest in five approximately equal installments commencing on October 1, 2015.
(3)	Based on $19.19 per share, the closing price for our common stock on December 31, 2014.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Wellesley Bancorp common stock during the year ended December 31, 2014, except for one late report filed by each of Mr. Fontaine, Mr. Letner and Ms. Thibault relating to the sale of shares.

TRANSACTIONS WITH RELATED PERSONS

The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors.  However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Wellesley Bank to its executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Wellesley Bank and must not involve more than the normal risk of repayment or present other unfavorable features.  Wellesley Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public.  Notwithstanding this rule, federal regulations permit Wellesley Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.  All outstanding loans made by Wellesley Bank to its related persons (as defined under the Securities and Exchange Commission rules), were made in accordance with Wellesley Bank’s mortgage discount program, which applies only to fixed- or adjustable-rate mortgage loans that are held in the portfolio of Wellesley Bank.  The discount offered under this program is 50 basis points less than the published rate offered to the public.  The program is offered to all full and part-time employees of Wellesley Bank and to all members of the Board of Directors.

Set forth below is certain information as to loans made by Wellesley Bank to certain of its directors and executive officers, or their affiliates, whose aggregate indebtedness to Wellesley Bank exceeded $120,000 at any time since January 1, 2014.  Each listed individual participated in the above-referenced benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

Name of Individual	Loan Type	Date Originated	Original Loan Amount	Highest Balance During Fiscal 2014	Balance on December 31, 2014	Interest Rate on December 31, 2014	Amount of Principal Paid During Fiscal 2014	Amount of Interest Paid During Fiscal 2014
C. Joseph Grignaffini	Commercial real estate	9/24/2013	$400,000	$392,292	$360,521	5.00%	$31,771	$19,140
	Commercial real estate	9/24/2013	400,000	392,292	360,521	5.00	31,771	19,140
	Commercial line of credit	5/18/2005	500,000	–	–	3.50	–	–
	Commercial real estate	2/6/2002	500,000	96,305	66,216	4.28	30,089	3,576

Nancy M. Goodall	Commercial real estate	12/28/2009	$1,000,000	$676,255	$575,632	5.00%	$100,623	$31,968
	Commercial line of credit	8/10/2004	100,000	100,000	100,000	3.50	–	1,511
	Commercial term loan	12/21/2009	200,000	45,916	–	6.50	45,916	1,128
	Commercial line of credit	5/3/2001	250,000	–	–	3.50	–	–
	Commercial real estate	8/10/2004	200,000	19,574	–	6.75	19,574	473
	Automobile Loan	11/3/2014	25,000	25,000	24,345	3.99	655	83
	Automobile Loan	11/3/2014	25,000	25,000	24,345	3.99	655	83

Eloise C. Thibault	Residential mortgage	9/11/2013	$270,500	$269,219	$263,982	3.50%	$5,237	$9,339
	Home equity line of credit	2/4/2009	40,000	39,964	39,790	2.25	306	894

Theodore F. Parker	Home equity line of credit	4/1/2013	$450,000	$304,897	$19,490	3.00%	$300,406	$9,177
	Residential mortgage	3/10/2009	400,000	368,418	355,686	4.38	13,032	15,897

Leslie B. Shea	Residential mortgage	9/28/2007	$550,000	$346,128	$338,978	5.63%	$7,150	$19,287
	Residential mortgage	7/29/2010	350,000	329,375	322,674	4.38	6,701	14,277

Tina L. Wang	Home equity line of credit	7/21/2003	$1,000,000	$129,619	$79,619	3.00%	$50,828	$2,702
	Residential mortgage	12/12/2011	365,000	295,546	257,781	3.88	37,765	5,891
	Commercial line of credit	11/5/2011	75,000	75,000	75,000	3.38	75,000	1,782
	Commercial line of credit	12/4/2012	75,000	57,758	33,045	3.75	24,713	1,759
	Commercial line of credit	5/31/2013	675,000	632,988	546,311	4.00	86,677	24,039

Other than as described above, all loans, the principal balances of which exceeded $120,000 at any time during the year ended December 31, 2014, made by Wellesley Bank to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Wellesley Bank and did not involve more than normal risk of collectability or present other unfavorable features.  In addition, loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the Board of Directors.

SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 14, 2015.  If next year’s annual meeting is held on a date that is more than 30 calendar days from May 20, 2016, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting.  Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nomination and/or proposals to the Company’s Secretary not less than 90 days before the date of the annual meeting.  However, if less than 100 days’ notice or prior public disclosure of the annual meeting is given to shareholders, such notice must be delivered not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made.  A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholder communications to the Board of Directors and/or individual directors.  All communications from shareholders should be addressed to Wellesley Bancorp, Inc., 40 Central Street, Wellesley, Massachusetts 02482.  Communications to the Board of Directors should be sent to the attention of Eloise C. Thibault, Corporate Secretary.  Communications to individual directors should be sent to such director at the Company’s address.  Shareholders who wish to communicate with a committee of the Board of Directors should send their communications to the attention of the Chairman of the particular committee, with a copy to C. Joseph Grignaffini, the Chairman of the Nominating and Corporate Governance Committee.  It is in the discretion of the Nominating and Corporate Governance Committee as to whether a communication sent to the full Board should be brought before the full Board.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company.  Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone.  None of these persons will receive additional compensation for these activities.

The Company’s Annual Report on Form 10-K has been included with this proxy statement.  Any shareholder who has not received a copy of the Annual Report on Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record.  If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

Dear ESOP Participant:

On behalf of the Board of Directors of Wellesley Bancorp, Inc. (the “Company”), I am forwarding to you the enclosed vote authorization form to convey your voting instructions to Pentegra Trust Company, the trustee for the Wellesley Bank Employee Stock Ownership Plan (the “ESOP”), on the proposals presented at the Annual Meeting of Shareholders of the Company to be held on May 20, 2015 (the “Annual Meeting”).  Also enclosed is a Notice and Proxy Statement for the Annual Meeting and an Annual Report to Shareholders of the Company.

As an ESOP participant, you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your account.  The shares of common stock held in the ESOP Trust that are not allocated and the shares for which timely instructions are not received will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants regarding the shares of common stock deemed allocated to their accounts, subject to its fiduciary duties.

To direct the ESOP Trustee how to vote your shares of common stock, please complete, sign and submit the enclosed vote authorization form in the postage-paid envelope provided with this letter no later than May 13, 2015.  Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Wellesley Bank.

Sincerely,

/s/ Thomas J. Fontaine
Thomas J. Fontaine
President and Chief Executive Officer

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Wellesley Bancorp, Inc. (the “Company”), I am forwarding to you the enclosed vote authorization form to convey your voting instructions to Pentegra Trust Company, the trustee for the Wellesley Bank Employee 401(k) Plan (the “401(k) Plan”), on the proposals presented at the Annual Meeting of Shareholders of the Company on May 20, 2015.  Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and the Annual Report to Shareholders of the Company.

As a 401(k) Plan participant investing in Company common stock through the 401(k) Plan, you are entitled to direct the 401(k) Plan trustee as to the voting of shares of Company common stock credited to your 401(k) Plan account as of March 31, 2015, the record date for the 2015 Annual Meeting of Shareholders.

At this time, to direct the voting of your shares of Company common stock credited to your account in the 401(k) Plan, you must complete, sign and submit the enclosed vote authorization form in the postage-paid envelope provided with this letter no later than May 13, 2015.  Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Wellesley Bank.

Sincerely,

/s/ Thomas J. Fontaine
Thomas J. Fontaine
President and Chief Executive Officer

WELLESLEY BANCORP, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Time, on May 13, 2015.

Vote by Internet

- Go to **www.investorvote.com/WEBK**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

VOTE AUTHORIZATION FORM

A **Proposals — The Board of Directors recommends a vote "FOR" each of the listed nominees and "FOR" Proposals 2 and 3.**

1. The election as directors of all nominees listed for a term of three years:

Nominee	For	Withhold
01 - C. Joseph Grignaffini	☐	☐
02 - Hugh J. Kelley	☐	☐
03 - Tina L. Wang	☐	☐

+

B **Non-Voting Items**

Change of Address — Please print new address below.

C

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below.   /   /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X

+

0209FC

q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q

VOTE AUTHORIZATION FORM — WELLESLEY BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS — MAY 20, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I understand that Pentegra Trust Company, the 401(k) Plan Trustee, is the holder of record and custodian of all shares of Wellesley Bancorp, Inc. (the "Company") common stock credited to my account under the Wellesley Bank Employee 401(k) Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the annual meeting of shareholders to be held on May 20, 2015.

The 401(k) Plan Trustee is hereby authorized to vote any shares credited to me in its trust capacity as indicated herein.

WELLESLEY BANCORP, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Time, on May 20, 2015.

Vote by Internet

- Go to **www.investorvote.com/WEBK**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

A Proposals — The Board of Directors recommends a vote "FOR" each of the listed nominees and "FOR" Proposals 2 and 3.

1. The election as directors of all nominees listed for a term of three years:

Nominee	For	Withhold
01 - C. Joseph Grignaffini	☐	☐
02 - Hugh J. Kelley	☐	☐
03 - Tina L. Wang	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1UPX

0209DD

q **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** q

REVOCABLE PROXY — WELLESLEY BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS — MAY 20, 2015, 10:30 a.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of the Board of Directors of Wellesley Bancorp, Inc. (the "Company"), consisting of Nancy Marden Goodall and Leslie B. Shea, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of shareholders to be held on May 20, 2015 at 10:30 a.m., local time, at The Wellesley College Club, 727 Washington Street, Wellesley, Massachusetts, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as indicated on the reverse side of this revocable proxy.

This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" each of the nominees and Proposals 2 and 3. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the annual meeting.

The above signed acknowledges receipt from Wellesley Bancorp, Inc., before the execution of this proxy, of a proxy statement for the annual meeting of shareholders and an Annual Report to Shareholders for the year ended December 31, 2014.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

WELLESLEY BANCORP, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Time, on May 13, 2015.

Vote by Internet

- Go to **www.investorvote.com/WEBK**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

VOTE AUTHORIZATION FORM

A Proposals — The Board of Directors recommends a vote "FOR" each of the listed nominees and "FOR" Proposals 2 and 3.

1. The election as directors of all nominees listed for a term of three years:

Nominee	For	Withhold
01 - C. Joseph Grignaffini	☐	☐
02 - Hugh J. Kelley	☐	☐
03 - Tina L. Wang	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

0209GC

q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q

VOTE AUTHORIZATION FORM — WELLESLEY BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS — MAY 20, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I understand that Pentegra Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares of Wellesley Bancorp, Inc. (the "Company") common stock allocated to me under the ESOP. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the annual meeting of shareholders to be held on May 20, 2015.

The ESOP Trustee is hereby authorized to vote any shares allocated to me in its trust capacity as indicated herein.